EXHIBIT 10.9

                AMENDMENT TO AMENDED AND RESTATED PROMISSORY NOTE


         THIS AMENDMENT TO AMENDED AND RESTATED PROMISSORY NOTE (the "Amendment") is made and entered into as of December 31, 1998, by and between Marine Bancshares, Inc., a Florida corporation (the "Borrower") and the undersigned lender (the "Lender").

         WHEREAS, the Borrower and the Lender have previously executed an Amended and Restated Promissory Note, dated as of November 2, 1998 (the "Note"); and

         WHEREAS, the parties now desire to amend the Note on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the above and the mutual covenants and agreements set forth herein, the parties agree as follows:

         1. PAYMENTS; PREPAYMENTS. Section 2 (a) of the Note is hereby amended by deleting the text "December 31, 1998" and by substituting in lieu thereof "January 31, 1999".

         2. FUNDING FEE. Section 3 of the Note is hereby amended by deleting the text "December 31, 1998" and by substituting in lieu thereof "January 31, 1999".

         3. NO EFFECT ON OTHER PROVISIONS. All provisions of the Note that have not been amended by this Amendment shall remain in full force and effect.

         4. COUNTERPARTS. This Amendment may be executed in two or more counterparts, all of which, when taken together, shall constitute a single original. A facsimile copy of this Amendment shall be deemed an original for all purposes to the maximum extent allowed by law.

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         IN WITNESS WHEREOF, each of the parties has caused this Amendment to be executed on its behalf as of the date first above written.

                                                BORROWER:

                                                MARINE BANCSHARES, INC.

Attest:

_______________________________                 By:____________________________
                                                     Name:
                                                     Title:

_______________________________



                                                LENDER:



                                                _______________________________

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